Exhibit 10(j)(i)
LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: Citibank, N.A.
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
CITIBANK, N.A.,
as a Lender
By:     /s/ Richard Rivera
    Name:    Richard Rivera
    Title:    Vice President

[Signature Page to Lender Confirmation]

Exhibit 10(j)(i)
LENDER CONFIRMATION
Confirmation Date: July 5, 2024
Lender: Wells Fargo Bank, N.A.
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
WELLS FARGO BANK, N.A.,
as a Lender
BY:     /s/ Andrea Chen
    Name:    Andrea Chen
    Title:    Managing Director

[Signature Page to Lender Confirmation]

Exhibit 10(j)(i)
LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: Barclays Bank PLC
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
BARCLAYS BANK PLC,
as a Lender
By:    /s/ Evan Moriarty
    Name:    Evan Moriarty
    Title:    Authorized Signatory

[Signature Page to Lender Confirmation]

Exhibit 10(j)(i)
LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: BNP Paribas
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
BNP PARIBAS,
as a Lender
By:     /s/ Christopher Sked
    Name:    Christopher Sked
    Title:    Managing Director
By:     /s/ Nicolas Doche
    Name:    Nicolas Doche
    Title:    Vice President

[Signature Page to Lender Confirmation]

Exhibit 10(j)(i)
LENDER CONFIRMATION
Confirmation Date: July 8th, 2024
Lender: GOLDMAN SACHS BANK USA
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
GOLDMAN SACHS BANK USA,
as a Lender
By:     /s/ Nicholas Merino
    Name:    Nicholas Merino
    Title:    Authorized Signatory

[Signature Page to Lender Confirmation]

Exhibit 10(j)(i)
LENDER CONFIRMATION
Confirmation Date: June 30, 2024
Lender: JPMORGAN CHASE BANK, N.A.
Commitment: $194,000,000.00
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
JPMORGAN CHASE BANK, N.A.,
as a Lender
By:     /s/ Gregory T. Martin
    Name:    Gregory T. Martin
    Title:    Executive Director

[Signature Page To Lender Confirmation to maturity extension of revolving credit facility provided to becton, dickinson and company]

LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: Morgan Stanley Bank, N.A.
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
MORGAN STANLEY BANK, N.A.,
as a Lender
By:     /s/ Michael King
    Name:    Michael King
    Title:    Authorized Signatory

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: MUFG Bank, Ltd.
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
MUFG BANK, LTD.,
as a Lender
BY:     /s/ Steve Aronowitz
    Name:    Steve Aronowitz
    Title:    Authorized Signatory

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: The Bank of Nova Scotia
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
THE BANK OF NOVA SCOTIA,
as a Lender
By:     /s/ Iain Stewart
    Name:    Iain Stewart
    Title:    Managing Director

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: U.S. BANK NATIONAL ASSOCIATION
Commitment: $194,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
U.S. BANK NATIONAL
ASSOCIATION, as a Lender
By:     /s/ Michael West
     Michael West
    Title:    Senior Vice President

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: July 8th, 2024
Lender: Bank of China, New York Branch
Commitment: $90,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
BANK OF CHINA, NEW YORK BRANCH,
as a Lender
By:     /s/ Raymond Qiao
    Name:    Raymond Qiao
    Title:    Executive Vice President

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: 01 July, 2024
Lender: ING Bank N.V., Dublin Branch
Commitment: $90 million
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
ING Bank N.V., Dublin Branch,
as a Lender
By:     /s/ Cormac Langford
    Name:    Cormac Langford
    Title:    Managing Director
    /s/ Name: Sean Hassett
    Name:    Sean Hassett
    Title:    Director

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: July 5, 2024
Lender: Intesa Sanpaolo S.p.A., New York Branch
Commitment: $90,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
INTESA SANPAOLO S.P.A., NEW YORK BRANCH,
as a Lender
By:     /s/ Alessandro Toigo
    Name:    Alessandro Toigo
    Title:    Head of Corporate Desk
By:     /s/ Glen Binder
    Name:    Glen Binder
    Title:    Global Relationship Manager

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: KBC Bank N.V.
Commitment: $90,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
KBC BANK N.V.,
as a Lender
By:     /s/ Francis X. Payne
    Name:    Francis X. Payne
    Title:    Managing Director
By:     /s/ Iryna Leff
    Name:    Iryna Leff
    Title:    Vice President
[Signature Page to Lender Confirmation]

Confidential
LENDER CONFIRMATION
Confirmation Date: July 8, 2024
Lender: SANTANDER BANK, N.A.
Commitment: $90,000,000.00
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

Confidential
ACCEPTED AND AGREED:
SANTANDER BANK, N.A.,
as a Lender
By:     /s/ Joseph Min
    Name:    Joseph Min
    Title:    Senior Vice President

[Signature Page to Lender Confirmation]

PUBLIC
LENDER CONFIRMATION
Confirmation Date: July 8th, 2024
Lender: STANDARD CHARTERED BANK
Commitment: $90,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

PUBLIC
ACCEPTED AND AGREED:
STANDARD CHARTERED BANK,
as a Lender
By:     /s/ Kristopher Tracy
    Name:    Kristopher Tracy
    Title:    Director, Financing Solutions
[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: June 27, 2024
Lender: Svenska Handelsbanken AB (publ), New York Branch
Commitment: $90,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
Svenska Handelsbanken AB (publ), New York Branch as a Lender
By:     /s/ Mark Emmett
    Mark Emmett
    Vice President
By:     /s/ Nancy D’Albert
    Nancy D’Albert
    Vice President

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: July 3, 2024
Lender: The Northern Trust Company
Commitment: $90,000,000.00
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
THE NORTHERN TRUST COMPANY,
as a Lender
By:     /s/ Andrew D. Holtz
    Name:    Andrew D. Holtz
    Title:    Senior Vice President

[Signature Page to Lender Confirmation]

LENDER CONFIRMATION
Confirmation Date: July 5th, 2024
Lender: The Toronto-Dominion Bank, New York Branch
Commitment: $90,000,000
New Commitment Termination Date: September 24, 2027
(or if such date is not a Business Day, the next preceding Business Day)
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 25, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among Becton, Dickinson and Company, a New Jersey corporation (the “Company”), Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilite limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“BD Euro Finance”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
By its signature on the signature page hereto, the undersigned Lender hereby confirms the extension of the Commitment Termination Date with respect to all of such Lender’s Commitments to September 24, 2027 pursuant to Section 2.06(b) of the Credit Agreement. Notwithstanding anything in the Credit Agreement to the contrary, such extension shall become effective on Tuesday, July 9, 2024, provided that (x) the Company shall have delivered to the Administrative Agent a certificate confirming the accuracy of the matters set forth in Section 2.06(b)(iv) of the Credit Agreement and (y) the Administrative Agent, for the account of such Lender, shall have been paid an extension fee equal to [****]% of the Commitments held by such Lender with an extended maturity resulting from this lender confirmation as of such time.
[Signature Page Follows]

ACCEPTED AND AGREED:
THE TORONTO-DOMINION BANK, NEW
YORK BRANCH,
as a Lender
By:     /s/ Mike Tkach
    Name:    Mike Tkach
    Title:    Authorized Signatory
[Signature Page to Lender Confirmation]